REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Q1 2011 Earnings Webinar May 12, 2011 Exhibit 99.2

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation

Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended January 1, 2011, our quarterly reports on Form 10-Q,
as well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
eLoyalty Corporation.

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Background
On March 17
th
we signed a definitive agreement with Teletech
to sell our ICS business
We expect we will complete this transaction before the end of
Q2
Given this divestiture, the primary focus of the call will be
–
Divestiture Update
–
Behavioral Analytics Overview and Outlook

Agenda Q1 Overview ICS Divestiture Update Behavioral Analytics Discussion Q2 Guidance Q&A

Behavioral Analytics	ICS	Total
Services Revenues	$6.5m	$10.8m	$17.3m
Total Revenues	$6.6m	$13.7m	$20.3m
Business Unit Margin	($0.8m)	$2.1m	$1.3m

eLoyalty

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ANALYTICS. BREAKTHROUGH
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Q1 Review
Q1 Business Unit Overview
Q1 G&A Expenses
–
Q1 G&A Expenses were $3.4 million, excluding stock-based
compensation of $0.3 million
–
This total includes ~$1.5 million related to the ICS divestiture
–
Based on closing the ICS sale, our goal is to reduce our G&A expenses to ~$1.4 million/quarter by the fourth quarter

Agenda Q1 Overview ICS Divestiture Update Behavioral Analytics Discussion Q2 Guidance Q&A

Amount
Gross Proceeds	$40.8m
Managed Services/ Working Capital Adjustment	($6.4m)
Escrow	($1.5m)
Initial Payment	$32.9m

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ANALYTICS. BREAKTHROUGH
RESULTS.™
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ICS Divestiture Update
On March 17
th
we signed a definitive agreement with Teletech to sell our ICS business
Subject to Shareholder Approval on May 19
th
and other customary closing
conditions, we expect the sale to close before the end of Q2
After the divestiture the company will operate as Mattersight Corporation with website address www.mattersight.com
Estimated Proceeds

Agenda Q1 Overview ICS Divestiture Update Behavioral Analytics Discussion Q2 Guidance Q&A

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Behavioral Analytics
TM
Backlog (in Millions)

Bookings Notes
– Q3 2010 Bookings were $6.9 million
– Q4 2010 Bookings were $32.9 million
– Q1 2011 Bookings were $1.8 million
Backlog
1
Notes
– Backlog increased 25% on a year over year basis
– Average remaining duration of the backlog is 35 months; up from 32 months in Q1, 2010
– Revenue retention rate of Behavioral Analytics subscriptions is ~ 95%
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
$63.9
$59.4
$58.9
$84.5
$80.1

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2011 Outlook
2011 Revenue Outlook
Sales Team Outlook
–
Started the year with 9 sales personnel
–
Added 9 people to the team year to date
–
Goal is to add 5-6 more over the remainder of the year
P&L Outlook
–
Revenue growth will drive significant P&L leverage
–
Over the next few quarters we expect we will drop 40% to 50% of each incremental revenue dollar to the bottom line
–
Over the remainder of 2011 we will favor investing in growth over near term profitability

Quarter
Sequential  Subscription
Revenue Growth
Q2 5%
Q3 5% to 10%
Q4 10% - 15%

Behavioral Analytics:  A Managed Analytics Service
for the Enterprise

Capture
Conversations
Desktop Data
Context Data
Analyze in the Cloud
Millions of Algorithms
Delivered as a Service
Highly Secure Environment
Create
Value
Service
Customer
Retention
Fraud
Back Office
Analytics
Collections
Sales
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REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation
Business Model Overview
Enterprise Analytics Footprint
– Initial deployments in service, sales and collections calls centers; have also deployed analytics applications for Fraud; Customer Retention and the Back Office
Analytics as a Service in the Cloud
– We deliver our analytics from the Cloud and virtually all of our revenues are recurring
Significant Returns for Our Customers
– Unique Analytics and Delivery Model generates 2x to 10x returns for our customers; these returns create very high referancablity rates
Impressive Customer List
– 3 of the top 5 HMOs; 3 of the top 4 P&Cs; Top 3 Retail Bank; Largest PBM; Center for Medicare
Large and Sticky Customer Relationships
– Average $1 million+/year per customer in recurring revenues; and we expect many customer relationships will exceed 10 years
Significant Revenue Visibility
– $80 million of contract Backlog with a 95% revenue retention rate
Increasing Revenue Momentum
– Signed $42 million of contracts over the past 3 quarters with a strong pipeline

Agenda Q1 Overview ICS Divestiture Update Behavioral Analytics Discussion Q2 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Q2 2011 Guidance
We currently expect Q2 Behavioral Analytics Services revenues will be ~$6.7 million
We currently expect Q2 ICS Services revenues will be ~$12.0
million

Agenda Q1 Overview ICS Divestiture Update Behavioral Analytics Discussion Q2 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation

Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Bill Noon
–
(847) 582-7019
–
Bill_Noon@eLoyalty.com

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation

Notes
1 eLoyalty uses the term “backlog” to reflect the estimated future amount of Managed services revenue related to its
Managed services contracts.  The value of these contracts is based on anticipated usage volumes over the anticipated term of the agreement. The anticipated term of the agreement is based on the contractually agreed fixed term of the contract, plus agreed upon, but optional, extension periods.  Anticipated volumes may be greater or less than anticipated. In addition, these contracts typically are cancellable without cause based on the customer making a substantial early termination payment or forfeiture of prepaid contract amounts.  The reported backlog is expected to be recognized as follows: $19.6m in 2011; $27.0m in 2012; $19.4m in 2013; $14.1m in 2014 and
thereafter.